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                                                                    Exhibit 99.1


                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report of BJ Services Company (the "Company") on Form 10-Q for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J.W. Stewart, Chairman of the Board, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. (S)1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ J. W. Stewart
------------------------------------
Name:    J.W. Stewart
Title:   Chairman of the Board, President and Chief Executive Officer
Date:    August 13, 2002

This certification is made solely for the purpose of 18 U.S.C. Section 1350, and not for any other purpose.